UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒  Preliminary Proxy Statement
☐  Confidential, For Use of the Commission Only (as permitted by 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional materials
☐  Soliciting Material Pursuant To Rule 14a-11(c) or Rule 14a-12

CONVERGENCE ETHANOL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
 (1)   Title of each class of securities to which transaction applies:

 (2)   Aggregate number of securities to which transaction applies:

 (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

 (4)   Proposed maximum aggregate value of transaction:

 (5)   Total fee paid:

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

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(4)   Date filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On , 2007

To Our Stockholders:

The Annual Meeting of Stockholders of Convergence Ethanol, Inc. will be held on , 2007, at 7:30 a.m., Pacific Time, at 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California, the offices of the Company, for the following purposes:

1.	To elect a Director to hold office until the year 2010 Annual Meeting or until such Director’s successor is elected and qualified;

2.	To ratify the selection of Kabani & Company, Inc. as independent auditors for the year ending September 30, 2007; and

3.	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Only stockholders of record at the close of business on February 15, 2007 are entitled to notice of and to vote at the Annual Meeting.

All stockholders are urged to attend the Annual Meeting in person or by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable and will not affect your right to vote in person in the event you attend the Annual Meeting.

Daniel K. Moscaritolo, a stockholder of the Company and former Chief Operating, Chief Technology Officer and director of the Company has initiated a proxy solicitation to elect a slate of three persons selected by them to the Board of Directors.

Your Board believes that Mr. Moscaritolo’s actions are not in your best interests and urges you not to sign or return any proxy card sent to you by or on behalf of Mr. Moscaritolo. If you have any questions or need assistance in voting your shares, please call the Company at (818) 735-4750.

By Order of the Board of Directors

/s/ James A. Latty
James A. Latty, PhD, PE
Chief Executive Officer
Westlake Village, California
________________, 2007

Notice of 2007

Annual Meeting

and

Proxy Statement

March 23, 2007

Dear Shareholder:

We of Convergence Ethanol, Inc. sincerely appreciate your investment in our company. Thank you.

We have scheduled our first shareholders meeting to be held at our company’s offices in Westlake Village, California at 7:30 a.m. on Monday, April 16, 2007. The enclosed materials contain information to be reviewed before deciding on how you will vote on the two important measures being proposed by company management. We have also enclosed a brief company overview to give you additional insight into the company’s future plans and prospects, particularly in the exciting bio-renewable alternative energy market.

We encourage you to vote concerning the propositions on the enclosed proxy ballots that address Steve Newsom remaining a member of the board of directors and affirming Kanbani & Company as the company’s independent outside auditors.

We look forward to your attendance at the shareholders meeting. If you will be unable to attend, we encourage you to vote your proxy and mail it back promptly to the company for your vote to count on these important issues.

Sincerely,
Convergence Ethanol, Inc.

James A. Latty, PhD, PE
President, CEO and Chairman

5701 Lindero Canyon Road, Bldg. 2-100, Westlake Village, CA 91362
(818) 735-4750, fax (818) 735-4753

PROXY STATEMENT

ANNUAL MEETING TO BE HELD ON _____________, 2007

5701 Lindero Canyon Road, Suite 2-100
Westlake Village, California 91362
(818) 735-4750

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors of CONVERGENCE ETHANOL, INC. (the "Company") for use in connection with the Annual Meeting of Stockholders to be held on , 2007, beginning at 7:30 a.m., Pacific Time, at the offices of the Company located at 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California 91362, and at any and all adjournments or postponements thereof. This Proxy Statement and the accompanying proxy are being mailed to stockholders on or about , 2007.

The Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, as filed with the SEC, is provided with this Proxy Statement.

INFORMATION CONCERNING SOLICITATION AND VOTING

Record Date

Only holders of record of voting stock at the close of business on February 15, 2007 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting. On that date, the Company had outstanding 20,367,593 shares of voting common stock.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Chief Executive Officer of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting and Solicitation

Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of common stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of the Company's nominee for director, and (ii) FOR the ratification of the selection of Kabani & Company, Inc. as independent auditors of the Company for the year ending September 30, 2007. No business other than that set forth in the accompanying Notice of Annual Meeting of Stockholders is expected to come before the Annual Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy in accordance with the recommendation of the Board of Directors.

If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope.

This solicitation of proxies is made by the Company and all related costs, including expenses in connection with preparing and mailing this proxy statement, will be borne by the Company. Copies of solicitation material will be furnished to brokerage firms and other persons representing beneficial owners of shares. In addition, if asked, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. The Company has requested brokerage firms and other persons representing beneficial owners of shares to forward all solicitation materials to the beneficial owners of the shares they hold of record. Proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation. The original solicitation by mail may also be supplemented by telephone, facsimile, e-mail and personal solicitation by these directors, officers and employees, but stockholders will not be asked to submit proxies by telephone or the Internet. Such persons are listed on Annex A to this proxy statement.

Because of the possible solicitation of opposition proxies as a result of the matters discussed below under the heading “Possible Dissident Stockholder Solicitation,” the Company’s expenses related to its solicitation of proxies from its stockholders will exceed those normally spent for an annual meeting. Such additional costs excluding the cost of litigation, if any, are expected to aggregate $ , of which approximately $ has been spent to date. Such additional solicitation costs are expected to include the fees of outside counsel to advise the Company in connection with a contested solicitation of proxies, increased mailing costs, such as the costs of additional mailings of solicitation materials to stockholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of the Company’s stock, as described above, and the costs of retaining an independent inspector of election. The Company will bear the cost of these expenses.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR" or "AGAINST" a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting with respect to such matter.

The Company believes that abstentions should be counted for purposes of determining both the presence and absence of a quorum for the transaction of business and the total number of votes cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against a proposal (other than the election of directors).

Broker non-votes are shares held in street name for which a broker returns a proxy card but indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes will not have any effect on the proposals.

Deadline for Receipt of Stockholder Proposals

Any stockholder who intends to present a proposal pursuant to Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, as amended, at the 2008 Annual Meeting of Stockholders must ensure that the proposal is received by the Chief Executive Officer at Convergence Ethanol, Inc., 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California 91362 no later than November 20, 2007 in order to be considered for inclusion in our proxy materials for the 2008 Annual Meeting.

PROPOSAL ONE

ELECTION OF DIRECTOR

The Board of Directors currently consists of three persons: Dr. James A. Latty, Mr. Steven Newsom and Mr. John C. Fitzgerald. Pursuant to the Company’s Bylaws, each director holds office for staggered terms of three years or until their successors have been duly elected and qualified. When there are three Directors, one Director is elected at each Annual Meeting or any adjournments or postponements thereof. This year, Mr. Steven Newsom’s term is up and he must be re-elected. If elected, Mr. Newsom will serve until the year 2010 Annual Meeting or until his or her successor is elected and qualified. Assuming Mr. Newsom is elected, the Company will have three directors serving terms as follows:

Name	Age	Director Term
Steven Newsom	47	April 16, 2010
Dr. James A. Latty	61	April 16, 2008
John C. Fitzgerald	65	April 16, 2009

The accompanying proxy grants to the holder the power to vote the proxy for substitute nominees in the event that any nominee becomes unavailable to serve as a Director. Management presently has no knowledge that any nominee will refuse or be unable to serve as a Director for the prescribed term.

Required Vote

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, two directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election for directors. Broker non-votes also will not have any effect on the outcome of the election of the directors.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MR. NEWSOM.

Stockholder Communications with Directors

Stockholders who want to communicate with the board or with a particular director may send a letter to the Chief Executive Officer of the Company at Convergence Ethanol, Inc., 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California 91362. The mailing envelope should contain a clear notation indicating that the enclosed letter is a "Board Communication" or "Director Communication." All such letters should state whether the intended recipients are all members of the board or just certain specified individual directors. The Chief Executive Officer will circulate the communications (with the exception of commercial solicitations) to the appropriate director or directors. Communications marked "Confidential "will be forwarded unopened.

Board Meetings and Committees

During the last full fiscal year, our Board of Directors held a total of five meetings. The Board of Directors schedules four meetings a year at which it reviews and discusses reports by management on the performance of the company, its plans and prospects, as well as immediate issues facing the company. Directors are expected to attend all scheduled board and committee meetings. In addition to its general oversight of management, the board also performs a number of specific functions, including:

a. selecting, evaluating and compensating the CEO and overseeing CEO succession planning;

b. providing counsel and oversight on the selection, evaluation, development and compensation of senior management;

c. reviewing, monitoring and, where appropriate, approving fundamental financial and business strategies and major corporate actions;

d. assessing major risks facing the company and reviewing options for their mitigation; and

e. ensuring processes are in place for maintaining the integrity of the company, the integrity of the financial statements, the integrity of compliance with law and ethics, the integrity of relationships with customers and suppliers, and the integrity of relationships with other stakeholders.

The Board currently has under review three committees: (i) Audit, (ii) Compensation, and (iii) Corporate Governance.

Non-Employee Director Compensation

At the present time, non-employee directors have negotiated compensation on an individual basis for serving as directors of the Company. We have engaged certain members of our Board of Directors to perform services on our behalf and will compensate such persons for the services that they perform. All directors receive reimbursement for out-of-pocket expenses in attending Board of Directors meetings, as well as hourly compensation for work performed for the Company over and above time spent on trips to attend meetings.

Pursuant to his appointment, Mr. Newsom and the Company entered into a Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Newsom shall receive the following: (i) the sum of $20,000, (ii) the sum of $4,000 per month payable on the first day of each month during his tenure as a member of the Company’s Board of Directors, (iii) an additional $2,000 per trip, if Mr. Newsom makes more than three trips (per quarter) to attend meetings on the Company’s business, (iv) $250 per hour for work performed for the Company over and above time spent on trips to attend meetings on the Company’s business, (v) travel expenses for trips to attend meetings on the Company’s business, and (vi) options for the purchase of up to 300,000 shares of common stock of the Company at an exercise price of $0.51 per share. The option period shall be 60 months from October 18, 2006.

Pursuant to his appointment, Mr. Fitzgerald and the Company entered into a Consulting Agreement which is similar to what was provided to Mr. Newsom. Pursuant to the Consulting Agreement, Mr. Fitzgerald shall receive: (i) $20,000 worth of Company common stock, based on the exercise price being equal to 85% of the fair market value of the Company common stock on Mr. Fitzgerald’s election date, which equates to 33,613 shares, (ii) the sum of $4,000 per month during his tenure as a member of the Board of Directors, (iii) an additional $2,000 per trip, if Mr. Fitzgerald makes more than three trips per year to attend meetings on Company business (outside of the greater Los Angeles area), (iv) $250 per hour for work performed for the Company over and above time spent on trips to attend meetings, (v) travel expenses for trips to attend Company meetings, and (vi) options for the purchase of up to 300,000 shares of common stock of the Company at an exercise price of $0.595 per share. The option period shall be 60 months from February 1, 2007.

There are no family relationships between directors and executive officers of the Company.

Possible Dissident Shareholder Solicitation

On March 29, 2007, Daniel K. Moscaritolo, former Chief Operating Officer, Chief Technology Officer and director of the Company and the beneficial owner of an aggregate of 2,462,887 shares (12.1%) of the Company’s Common Stock, notified the Company of his intention to nominate 3 persons for election as directors of the Company Mr. Moscaritolo”s currently-proposed are: himself, Charles L. Christensen and Thomas Hemingway.

The following discussion summarizes the interactions between the Company and Mr. Moscaritolo since the termination of his employment with the Company.

On December 12, 2006, the Company filed a Form 8-K with the Securities and Exchange Commission disclosing the resignation and termination of Daniel Moscaritolo as a director and officer of the Company.

On December 13, 2006, Mr. Moscaritolo presented management with a purported action by written consent of the shareholders of the Company indicating that the shareholders had elected to remove the current board of directors and elect Daniel Moscaritolo and Thomas Hemingway as directors in their place. Mr. Moscaritolo also presented management with two separate purported actions by written consent of the new purported board of directors indicating that the Company's current officers, James A. Latty and Richard W. York, were terminated and that Mr. Moscaritolo was elected to serve as Secretary of the Company and Mr. Hemingway was elected to serve as President and Chief Executive Officer of the Company. The Company rejected the purported shareholder action on the grounds that, on its face, the purported action showed an insufficient number of votes had been obtained to approve the requested action, and on the further grounds that the consent of shareholders was solicited and obtained in violation of the proxy rules set forth in Section 14 of the Securities Exchange Act of 1934, as amended (the “Act”). As a consequence of the invalidity of the purported shareholder action, the Company also rejected the actions of the new purported board of directors terminating and replacing the officers of the Company.

On December 14, 2006, the Company filed a lawsuit in the United States District Court, Central District of California, Western Division (Case No.: CV06-07971) against Daniel Moscaritolo for violations of the Act, declaratory relief, breach of fiduciary duty, intentional interference with contract, and conversion (the “Company Action”). Specifically, the Company alleged that Mr. Moscaritolo's actions to wrest control of the board of directors were invalid and unlawful. On February 8, 2007, a default was entered against Mr. Moscaritolo after he failed to timely file a responsive pleading to the Complaint. On February 12, 2007, the Court entered an Order granting the Company’s Motion for a Preliminary Injunction. Pursuant to the Order, the Court ruled that: (1) the attempted shareholder action initiated by Mr. Moscaritolo and his purported proxies was void as the proxies were solicited and obtained in violation of federal securities laws; (2) Mr. Moscaritolo and those acting in his control or direction were enjoined from (a) attempting to vote any of the illegally obtained proxies; (b) purporting to act as directors of officers of the Company or its subsidiaries; (c) further soliciting shareholder proxies in violation of federal securities laws; and (d) disclosing any confidential or proprietary information of the Company.

On December 15, 2006, Mr. Moscaritolo and Mr. Hemingway, individually, and purporting to act derivatively on behalf of the shareholders of the Company, filed a lawsuit in Nevada State Court, County of Washoe (Case No.: CV0603002) against Mr. Latty and Mr. York for injunctive relief, declaratory relief, receivership, and accounting relating to the failed effort to remove them from the Board of Directors of the Company and seeking a court order approving their removal (the “Moscaritolo Action”). In January 2007, Mr. Moscaritolo and Mr. Hemingway voluntarily dismissed the Moscaritolo Action.

On January 10, 2007, Mr. Moscaritolo and Charles L. Christensen filed a lawsuit in the First Judicial District Court of the State of Nevada in and for Carson City (Case No.: 07-00035A) against the Company, Dr. Latty, and Mr. Newsom for injunctive relief to hold an Annual Shareholders Meeting. On February 9, 2007, the Company filed a Motion to Dismiss or Stay the Action based upon the Company Action pending in the United States District Court, Central District of California, Western Division. On February 23, 2007 the court issued an order to the Company requiring the Company to give notice to stockholders and hold its Annual Meeting on or before April 15, 2007.

Mr. Moscaritolo filed a Sarbanes-Oxley Whistleblower complaint (No. 9-3290-07-019) on January 29, 2007, with the Occupational Safety and Health Administration under Section 806 of the Corporate and Criminal Fraud Accountability Act of 2002, and Title VIII of the Sarbanes-Oxley Act of 2002, 18 U.S.C. 1514A.

Mr. Moscaritolo filed a Schedule 13D with the Securities and Exchange Commission on March 22, 2007 describing his beneficial ownership of the Company’s stock and his intentions with respect to seeking proxies from the Company’s stockholders.

THE BOARD WILL OPPOSE MR. MOSCARITOLO’S CANDIDATES AND UNANIMOUSLY RECOMMENDS A VOTE AGAINST MR. MOSCARITOLO’S CANDIDATES. YOU MAY RECEIVE A PROXY CARD SOLICITING YOUR VOTE FOR MR. MOSCARITOLO’S CANDIDATES. WE URGE YOU TO DISREGARD ANY SUCH PROXY SOLICITATION AND TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED PRE-ADDRESSED POSTAGE-PAID ENVELOPE.

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Kabani & Company, Inc., an independent registered public accounting firm, to audit the financial statements of the Company for the year ending September 30, 2007. The Board of Directors is submitting its selection to the shareholders for ratification. Kabani & Company, Inc. has served as the Company’s auditor since June 20, 2005 and has no financial interest of any kind in the Company except the professional relationship between auditor and client. A representative of Kabani & Company, Inc. is expected to attend the meeting, will be afforded an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions by stockholders.

Required Vote

Proposal 2 requires the affirmative vote of a majority of the votes cast on the proposal. Stockholders may vote “for” or “against” the proposal, or they may abstain from voting on the proposal. Abstentions will have effect of voting “against” the proposal, but broker non-votes will not have any effect on the outcome of this proposal. In the event the stockholders do not approve this proposal, the Board of Directors will reconsider the appointment of Kabani & Company, Inc. as the independent auditors.

Board Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the names and ages of all of our directors and executive officers as of February 15, 2007. Also provided herein is a brief description of the business experience of each director, executive officer and significant employee during the past five years and an indication of directorships held by each director in other companies subject to the reporting requirements under the Federal securities laws.

There are no family relationships among directors or executive officers. Within the past five years, our directors and executive officers have not been (i) involved in any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time, (ii) convicted of any criminal proceeding, (iii) been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activities, or (iv) convicted of violating a federal or state securities or commodities law.

Name	Age	Position	Director Term
Dr. James A. Latty	61	Chief Executive Officer, President and Chairman of the Board of Directors	April 16, 2008
Steven Newsom	47	Director	April 16, 2007
John C. Fitzgerald	65	Director	April 16, 2009
Richard W. York	58	Chief Financial Officer	N/A

James A. Latty, Ph.D., PE was appointed Chief Executive Officer and Chairman of the Board on July 1, 2005, in addition to the position of President, which Dr. Latty has held since September of 2004. Since 1992, Dr. Latty has been president of JAL Engineering, an engineering services provider wholly-owned by Dr. Latty specializing in power and petro-chemical process technologies. >From April 2000 to September 2004, Dr. Latty was a director of business development for Rockwell Scientific, Inc. Dr. Latty earned his doctorate in Chemical Engineering from the University of California, Berkeley, is a licensed Professional Chemical Engineer (PE) in the State of California and earned a Bachelor of Science degree in Chemical Engineering from the University of Missouri at Rolla.

Mr. Newsom joined us as a director and consultant in October 2006. He received his undergraduate degree in Maritime Systems Engineering from Texas A&M University, a Master's of Business Administration from the University of Houston at Clear Lake, and a Juris Doctorate from the University of Houston. Mr. Newsom has been an attorney in Houston, Texas since June 19, 1997. His practice consists of general civil practice and real estate transactions.

Mr. Fitzgerald joined us as a director and consultant on February 1, 2007. He received his undergraduate degree in Industrial Management from the California State University of Sacramento and a Master’s of Business Administration with an emphasis in Finance and Transportation from Cornell University. Since 2002, Mr. Fitzgerald has been the Managing Director of a full service investment bank and securities firm serving a broad spectrum of investors and issuers.

Mr. York has served as our chief financial officer since November 2004. Mr. York served as controller of PTI technologies, Inc. from 2000 through October 2004 and Rantec Microwave & Electronics, Inc. from 1992 through 2000. PTI and Rantec are both subsidiaries of ESCO Technologies, Inc., a NYSE-listed producer of engineered products and systems for industrial and commercial applications.

VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company's common stock as of February 15, 2007, by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's common stock, (ii) by each director, (iii) by each of the executive officers named in the table under "Executive Compensation—Summary Compensation Table," and (iv) all directors and executive officers as a group. Except as otherwise indicated in the footnotes to the table, the persons and entities named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. In computing the number of shares of common stock beneficially owned by a person and the percent ownership of that person, we deemed outstanding shares of common stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of February 15, 2007. We did not deem these shares outstanding for purposes of computing the percent ownership of any other person.

Name and Address (1)	Number of Shares	Percentage Owned (2)

Dr. James A. Latty	3,464,468 (3)	16.2%

Steve Newsom	300,000 (4)	1.5%

Richard W. York	96,336 (5)	0.5%

Mark Trumble	1,569,902	7.7%

Daniel K. Moscaritolo	2,462,887 (7)	12.09%

John C. Fitzgerald	333,613 (6)	1.6%

All Directors & Executive Officers as a Group (4 persons)	4,194,417	19.04%

(1) Address is 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California 91362.
(2) The calculations of percentage of beneficial ownership are based on 20,367,593 shares of common stock outstanding on February 15, 2007.
(3) Includes options granted to Dr. Latty to purchase 1,000,000 shares of our common stock exercisable within 60 days of February 15, 2007.
(4) All represent shares underlying options exercisable within 60 days of February 15, 2007.
(5) Includes shares underlying 65,000 options granted to Mr. York exercisable within 60 days of February 15, 2007.
(6) Includes shares underlying 300,000 options granted to Mr. Fitzgerald exercisable within 60 days of February 15, 2007.
(7) Mr. Moscaritolo has yet to provide the Company with written evidence that as of October 19, 2004 he had paid “the full purchase price” for these shares.

EXECUTIVE OFFICER COMPENSATION

Summary Compensation Table

The following table sets forth summary information concerning compensation paid by or accrued for services rendered to the Company in all capacities during the past three fiscal years to the Company’s Chief Executive Officer and to the four other most highly compensated executive officers who were serving as executive officers at September 30, 2006 and whose total annual salary and bonus exceeded $100,000.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Options (#)	All Other Compensation ($)

James A. Latty	2006	240,000	—	—	—	—
Chief Executive Officer	2005	240,000	—	5,950	1,000,000	—
	2004	240,000	—	—	1,284,343	—

Daniel K. Moscaritolo (1)	2006	240,000	—	9,350	—	—
Chief Operations Officer,	2005	240,000	—	10,200	—	—
Chief Technical Officer	2004	240,000	—	94,770	1,284,343	—

Richard York (2)	2006	93,000	—	—	—	—
Chief Financial Officer	2005	93,000	—	—	—	—
	2004	15,500	—	—	50,000	—

______________________________
(1)	Mr. Moscaritolo was terminated as COO and CTO on November 17, 2006.
(2)	Effective November 1, 2006, Mr. Richard York’s annual compensation was $120,000. In 2004, Mr. York worked a partial year; he began work for us on November 1, 2004.

Aggregated Option/SAR Exercises in 2006 Fiscal Year
and FY-End Option/SAR Values

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Options/SARs at FY-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at FY-End ($) Exercisable/Unexercisable
James A. Latty	-	-	1,000,000/0	$0/$0 (1)
Daniel K. Moscaritolo	-	-	-0- / -0-	$0/$0
Richard York	-	-	35,000/15,000	$0/$0

____________________________
(1)	Based on a closing price of $1.00 per share for our common stock as quoted on the OTC Bulletin Board on September 29, 2006.

Employment Agreements

Our Chairman, President and CEO, Dr. Latty, had a written employment agreement with us dated as of July 1, 2002. We assumed this agreement pursuant to the January 2004 reverse acquisition transaction. It provides for annual compensation of $240,000. Options were granted with the original agreement which did not vest. Dr. Latty’s employment agreement, which expired July 1, 2006, is currently up for renewal. Dr. Latty is still being paid at the rate set forth in the agreement. Ratification of a new three-year agreement by the Board of Directors is anticipated.

Our CFO, Mr. York, had an employment agreement with us dated as of November 1, 2004. The agreement was for a term of three years and provided for annual compensation of $93,000. Mr. York was granted an option to purchase 50,000 shares of our common stock at an exercise price of $1.92 per share. These options shall vest as follows: 10% upon execution of the agreement; and thirty percent (30%) per annum on each anniversary date.

On November 1, 2006, Mr. York’s employment agreement was renewed for an additional three-year term, annual compensation was increased to $120,000 per year plus a $500 per month car allowance. Mr. York was granted an option to purchase 300,000 shares of our common stock at $0.45 per share. The options vest as follows: 10% upon execution of the agreement; and thirty percent (30%) per annum on each anniversary date. If Mr. York terminates his employment for good reason or if he is terminated by us for any reason other than for cause, Mr. York shall be entitled to a lump sum cash payment equal to 12 months salary, payable no later than thirty days following termination.

Pursuant to his appointment, Mr. Newsom and the Company entered into a Consulting Agreement. Pursuant to the Consulting Agreement, Mr. Newsom shall receive the following: (i) the sum of $20,000, (ii) the sum of $4,000 per month payable on the first day of each month during his tenure as a member of the Company’s Board of Directors, (iii) an additional $2,000 per trip, if Mr. Newsom makes more than three trips (per quarter) to attend meetings on the Company’s business, (iv) $250 per hour for work performed for the Company over and above time spent on trips to attend meetings on the Company’s business, (v) travel expenses for trips to attend meetings on the Company’s business, and (vi) options for the purchase of up to 300,000 shares of common stock of the Company at an exercise price of $0.51 per share. The option period shall be 60 months from October 18, 2006.

Pursuant to his appointment, Mr. Fitzgerald and the Company entered into a Consulting Agreement which is similar to what was provided to Mr. Newsom. Pursuant to the Consulting Agreement, Mr. Fitzgerald shall receive: (i) $20,000 worth of Company common stock, based on the exercise price being equal to 85% of the fair market value of the Company common stock on Mr. Fitzgerald’s election date, which equates to 33,613 shares, (ii) the sum of $4,000 per month during his tenure as a member of the Board of Directors, (iii) an additional $2,000 per trip, if Mr. Fitzgerald makes more than three trips per year to attend meetings on Company business (outside of the greater Los Angeles area), (iv) $250 per hour for work performed for the Company over and above time spent on trips to attend meetings, (v) travel expenses for trips to attend Company meetings, and (vi) options for the purchase of up to 300,000 shares of common stock of the Company at an exercise price of $0.595 per share. The option period shall be 60 months from February 1, 2007.

Our former Chief Operating Officer and Chief Technical Officer, Mr. Daniel K. Moscaritolo, had an employment agreement with us dated as of July 1, 2002. The agreement was for a term of four years and provided for annual compensation of (i) $20,000 monthly for full time employment ($240,000 per annum), (ii) $15,000 monthly for 3/4 time employment, (iii) $10,000 per month for 1/2 time employment, and (iv) $5,000 per month for 1/4 time employment. We assumed this agreement pursuant to the January 2004 reverse acquisition transaction between us and MEMS USA, Inc., a California corporation. Options were granted with the original agreement which did not vest. The agreement expired on July 1, 2006 and was not renewed.

Equity Compensation  Plans

The following table sets forth certain information as of September 30, 2006 concerning our equity compensation plans:

Plan Category	Number of Common Shares to Be Issued Upon Exercise of Outstanding Options	Weighted- Average Exercise Price of Outstanding Options	Number of Common Shares Remaining Available for Issuance Under Equity Compensation Plan
Equity compensation plan approved by shareholders	N/A	N/A	N/A
Equity compensation plan not approved by shareholders(1)	2,453,167	$2.53	863,715

(1)
Represents (a) 1,435,167 shares of common stock issuable upon exercise of options granted to officers and employees under our 2004 Stock Incentive Plan which has not been approved by shareholders and (b) 1,000,000 shares of common stock stock issuable upon exercise of options issued outside the 2004 Plan to our Chairman Mr. Latty.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the “SEC”). Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Our current officers and directors have filed the reports required by Section 16(a). All reports were timely except: (1) Form 3 and Form 4 filed by James A. Latty on December 6, 2006 which was late; (2) Form 3 and Form 4 filed by Richard York on December 7, 2006 which was late; and, (3) Form 3 and Form 4 filed by Steven Newsom on December 11, 2006 which was late. We have requested that all former officers, directors and 10% stockholders file all required reports.

Compensation Committee Interlocks and Insider Participation

No interlocking relationship exists between the Company's Board of Directors and the compensation committee of any other company, and no such interlocking relationship has existed in the past.

FEES PAID TO INDEPENDENT AUDITORS

The Board of Directors regularly reviews and determines whether specific non-audit projects or expenditures with our independent auditors, Kabani & Company, Inc., potentially affect their independence. The Board of Directors’ policy is to pre-approve all audit and permissible non-audit services provided by Kabani & Company, Inc. Pre-approval is generally provided by the Board of Directors for up to one year, as detailed as to the particular service or category of services to be rendered, as is generally subject to a specific budget. The Board of Directors may also pre-approve additional services of specific engagements on a case-by-case basis.

The following table sets forth the aggregate fees billed to us by Kabani & Company, Inc. for the year ended September 30, 2006 and primarily to Stonefield Josephson, Inc. for the year ended September 20, 2005:

	Year Ended September 30,
	2006	2005
Audit Fees (1)	$75,000	$110,920
Audit-related fees (2)	$22,500	$0
Tax fees	$0	$0
All other fees	$0	$0
Total	$97,500	$110,920
__________________________
(1)
Included fees for professional services rendered for the audit of the Company’s annual financial statements and review of our annual report on Form 10-KSB and for reviews of the financial statements included in our quarterly reports on Form 10-QSB for the first three quarters of the years ended September 30, 2006 and 2005. Includes $0 of fees for professional services rendered in the years ended September 30, 2006 and $0 in the year ended September 30, 2005, in connection with SEC registration statements. Audit fees for 2005 included billings of approximately $7,000 by Stonefield Josephson, Inc., our current auditors.

(2)	Includes fees for professional services rendered in connection with our evaluation of internal controls.

CERTAIN TRANSACTIONS

There are no material relationships between us and our directors or executive officers except as disclosed herein. In the ordinary course of business and from time to time, we and our affiliates and subsidiaries may do business with each other.

In September 2005, our Chairman, President and CEO, Dr. Latty, loaned the Company $105,800. The terms of the note require repayment of the principal and interest, which accrues at a rate of ten percent (10%) per annum. The note is accompanied by security agreements that grant him certain security interests in Company property. The outstanding note balance at September 30, 2006 was $93,187.

In September 2005, Daniel Moscaritolo, our then COO, CTO and director loaned the Company $105,800 under the same terms as Dr. Latty. The balance outstanding at September 30, 2006 was $53,976. Mr. Moscaritolo’s balance plus interest accrued was paid in full on October 31, 2006.

FORM 10-KSB

A copy of the Company’s Annual Report on Form 10-KSB for the fiscal year ended September 30, 2006, as filed with the SEC, is included with this Proxy Statement.

Investor Information

All reports filed by the Company with the SEC are available free of charge via EDGAR through the SEC website at www.sec.gov. In addition, the public may read and copy materials filed by the Company with the SEC at the SEC’s public reference room located at 450 Fifth St., N.W., Washington, D.C., 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The Company also provides copies of its Forms 8-K, 10-KSB, 10-QSB, Proxy, Annual Report and press releases to investors upon request. Requests should be sent to Grass Roots Investor Relations, attention: Scott Robbins, phone: 570.472.2287, email: wsr2000@ptd.net.

The Company knows of no other matters properly submitted for consideration at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ James A. Latty
James A. Latty, PhD, PE
Chief Executive Officer
Westlake Village, California
________________, 2007

ANNEX A

INFORMATION CONCERNING PARTICIPANTS IN THE SOLICITATION OF PROXIES BY CONVERGENCE ETAHOL, INC.

Under applicable SEC regulations, directors, the Board’s nominee for election and certain officers and employees of the Company may be deemed to be “participants” with respect to the Company’s solicitation of proxies in connection with its 2007 annual meeting of stockholders. The following sets forth the name and the present principal occupation or employment, and the name and principal business address of the corporation or other organization in which such employment is carried on, if any, of the persons who may be deemed “participants.”

DIRECTORS AND NOMINEES

The principal occupations of the Company’s directors and director nominees who are participants in the Company’s solicitation are set forth in Proposal No. 1 under the “Election of Director” section of this proxy statement. The name and business addresses of the organizations of employment of the Company’s directors and director nominees are as follows:

Name	Business Address
Steven Newsom	Self-employed P.O. Box 33 Barker, TX, 77413-0033

Dr. James A. Latty	Convergence Ethanol, Inc. 5701 Lindero Canyon Road, Suite 2-100 Westlake Village, California 91362

John C. Fitzgerald	John C. Fitzgerald & Associates 545 S Figueroa Street, Suite 1234 Los Angeles, CA 90071

Richard W. York	Convergence Ethanol, Inc. 5701 Lindero Canyon Road, Suite 2-100 Westlake Village, California 91362

OFFICERS AND EMPLOYEES

The principal occupations of the Company’s executive officers and other officers and employees who may be deemed “participants” in the Company’s solicitation of proxies are set forth below. The principal occupation refers to such person’s position with the Company, and the business address is Convergence Ethanol, Inc., 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California 91362.

Name	Principal Occupation
Dr. James A. Latty	Chief Executive Officer

Richard W. York	Chief Financial Officer

INFORMATION REGARDING OWNERSHIP OF COMPANY SECURITIES BY PARTICIPANTS

Except as described in this Annex A or the proxy statement, none of the persons listed above under “Directors and Nominees” and “Officers and Employees” owns any Convergence Ethanol securities of record which they do not own beneficially. The number of shares of the Company common stock held by directors, the Board’s nominees for election, the named executive officers as of February 15, 2007, and any associate of the foregoing persons, is set forth in the “Voting Securities of Principal Stockholders and Management” section of the proxy statement.

INFORMATION REGARDING TRANSACTIONS IN COMPANY SECURITIES BY PARTICIPANTS

The following table sets forth purchases and sales during the past two years of shares of the Company’s common stock by the persons listed above under “Directors and Nominees” and “Officers and Employees.” All transactions were in the public market or pursuant to the Company’s equity compensation plans, and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities. Except where otherwise indicated, the transactions were effected by means on the open market.

PURCHASES AND SALES OF COMPANY COMMON STOCK BY STEVEN NEWSOM:

Date	Transaction Type	Number of Shares
None

PURCHASES AND SALES OF COMPANY COMMON STOCK BY DR. JAMES A. LATTY:

Date	Transaction Type	Number of Shares
May 10, 2005	Disposed; Gift / Bonus to Employees	10,000

December 16, 2005	Disposed; Proceeds Loaned to Company	105,800

PURCHASES AND SALES OF COMPANY COMMON STOCK BY JOHN C. FITZGERALD:

Date	Transaction Type	Number of Shares
None

PURCHASES AND SALES OF COMPANY COMMON STOCK BY RICHARD W. YORK:

Date	Transaction Type	Number of Shares
May 10, 2005	Acquired; Gift / Bonus from J. A. Latty	5,000

April 13, 2006	Acquired	26,336

MISCELLANEOUS INFORMATION CONCERNING PARTICIPANTS

Except as described in this Annex A or the proxy statement, neither any participant nor any of their respective associates or affiliates (together, the “Participant Affiliates”), is either a party to any transaction or series of transactions since September 30, 2004, or has knowledge of any currently proposed transaction or series of proposed transactions, (i) to which the Company or any of its subsidiaries was or is to be a party, (ii) in which the amount involved exceeds $8,257, and (iii) in which any participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this Annex A or the proxy statement, no participant or Participant Affiliate directly or indirectly beneficially owns any securities of the Company or any securities of any subsidiary of the Company.

Except as described in this Annex A or the proxy statement, no participant or Participant Affiliate has entered into any agreement or understanding with any person respecting any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party. Except as described in this Annex A or the proxy statement, there are no contracts, arrangements or understandings by any participant or Participant Affiliate within the past year with any person with respect to any securities of the Company.

Employment Agreements

The employment agreements held by the Company’s executive officers and other officers and employees who may be deemed participants are set forth in the “Executive Officer Compensation—Employment Agreements” section of the proxy statement.

CONVERGENCE ETHANOL™ INC.
BUSINESS SUMMARY

March 23, 2007

Convergence Ethanol Inc.
5701 Lindero Canyon Road, Bldg. 2-100
Westlake Village, CA 91362
(818) 735-4750

VISION
Convergence Ethanol™ Inc. (CETH) aspires to fulfill the world’s need for clean, low-cost fuels - improving our natural environment and quality of life, while developing a profitable and significant alternative energy enterprise.

Our passion is for humanity: clean energy enables economies to grow; clean energy allows societies to develop; clean energy improves lives.

We believe that Ethanol is the only alternative clean energy on the technology horizon that offers: easy integration into the existing fuel distribution system; global availability; and practical cost.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
2

BUSINESS OVERVIEW

CETH is a publicly traded engineered products and services company headquartered in Westlake Village, California. CETH is a supplier to the energy industry supporting the production of cleaner-burning fuels. The company operates in three main business areas:

1.	Development of a woodwaste-to-ethanol project to profitably convert an abundant cellulosic feedstock into biorenewable ethanol, the most widely used alternative to fossil fuels.

2.
Sale of engineered products that enable its energy industry customers to produce cleaner-burning fuels and deliver power safely. Operating divisions in this business area have been serving a wide range of customers, including the energy industry, since 1952.

3.	Engineering, design and fabrication of energy industry process systems.

BUSINESS OBJECTIVES

CETH strives to maximize long-term shareholder value. Our objectives are consistent with this purpose:

Growth
•	Complete development of HEO, our keystone bio-energy project

•	Develop its leadership team qualified to rapidly expand the company into the alternative energy market

•	Expand domestic and international sales of engineered systems and on-site oil recycling solutions

•	Add new customer accounts through enhanced customer relationship management (CRM)

•	Increase sales by communicating the benefits of the company’s full range of products to customers

•	Develop technically expert sales teams with diversified skills

Profitability

•	Continue CETH’s Profit Improvement Initiative - increasing efficiency, productivity and motivation

•	Enhance internal controls and accounting

•	Increase profit margins

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
3

(BUSINESS OBJECTIVES CONT’D)

Value Recognition

•	Achieve recognition as market leader in alternative energy
•	Maintain reputation as provider of quality products and services with a high degree of customer satisfaction
•	Maintain ISO9000:2001 certification
•	Improve communication with investment community through enhanced website

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
4

COMPANY OVERVIEW

CETH is a small company serving a supportive role in the energy industry. But demand and opportunity offer the potential for the company to lead the way in the high-growth alternative energy market, forecasted to become a multi-billion-dollar industry. CETH is dedicated to ecologically sound energy solutions and the development of cost-effective alternative energy.

CETH has been investing heavily to develop a woodwaste-to-ethanol alternative fuels business. As a result, the company has not shown a profit. Management believes that this opportunity warrants investment because of the future profit potential. Conversion of inexpensive, cellulosic feedstocks like woodwaste is now described as the “second generation” of ethanol production. High-profile predictors that this is the future of biorenewable energy can be seen in politics (President Bush’s 2006 state-of-the-union address) and academia (a recent study by the UC Berkeley Renewable and Appropriate Energy Laboratory).

While investing heavily, CETH strives to maximize long-term shareholder value. Evidence of this includes recent implementation of its Profitably Improvement Initiative; recovery of over 15% of outstanding stock, a significant anti-dilution event; and relief of virtually all original company debt through a temporary convertible debenture vehicle, instead of issuing additional stock.

In 2006 CETH began development of Hearst Ethanol One, Inc. (HEO), the company’s keystone bio-energy project, which targets annual production of 120 million gallons of ethanol. HEO's goal remains to produce ethanol at the lowest possible cost, as soon as possible.

Recent HEO milestones include: completion of the initial HEO project plan and cost estimates; acquisition of a 720-acre refinery site and licensed woodwaste repository; securing permission from the Ontario Ministry of Natural Resources to remove and process woodwaste from near by government 'Crown Land' at no cost, with no overhanging environmental liability (effectively securing HEO's source of woodwaste); and final ethanol refinery zoning approval.

CETH is committed to selecting the best financing from among both domestic and international funding sources.

CETH’s Profit Improvement Initiative targets delivering annualized savings of $1.2 million through a combination of overhead cost reductions and improved labor productivity. The initiative greatly increased the percentage of our employees directly providing valuable products, systems and services to our customers.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
5

(COMPANY OVERVIEW CONT’D)
In the first quarter of 2007, CETH drove sales to the highest level in company history, up 50.3% over the previous year’s first quarter. This increase was primarily due to the launch of the company’s new product line: Intelligent Filtration System™ (IFS), the first of which was sold to Chevron. As a result of a successful IFS launch, CETH is developing new IFS sales prospects with oil refineries around the world seeking cost-effective processes to help minimize hazardous waste volumes and improve production of ecologically sound fuels.

CETH owns two Texas-based subsidiaries, Bott Equipment and Gulfgate Equipment, both of which are experiencing strong energy-industry customer demand for their products and services.

LEADERSHIP

Under the guidance of President and Chief Executive Officer, James A. Latty, PhD, PE, company leadership has successful experience with providing ecologically sound petrochemical and oil refining processes and equipment. Dr. Latty has process engineering experience at refineries and ethanol-related facilities throughout the world, working with companies such as CF Braun & Company Engineers and Constructors, Rohm & Haas Company, BP-AMACO, Chevron and Rockwell International. He has successfully solved many leadership challenges in energy and high growth companies. Dr. Latty earned his doctorate in Chemical Engineering from the University of California, Berkeley. His other relevant experience includes:

•	Business leadership and P&L responsibilities as an officer of high growth public companies (V.P. at Armor-All Products Corporation, and others);

•	Process industry intellectual property experience;

•	Leadership in a wide range of energy and fuels businesses;

•	International marketing and sales of specialty chemicals and technical services;

•	Leadership of the process engineering & design of a billion-dollar oil refinery designed for Petro-Canada;

•	Process engineering of one of the world’s largest synthetic ethylene plants in Al-Jubail, Saudi Arabia;

•	Process engineering for SASOL II, a major synthetic fuels (including ethanol) plant expansion in South Africa; and

•	Engineering for a major US Department of Energy gasifier/reformer project.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
6

(LEADERSHIP CONT'D)

Richard W. York, Chief Financial Officer, is experienced in international financial management, turnarounds and financial controls. His experience includes managing financial controls, analysis, forecasting, accounting, reporting, planning, cost containment, and financial software systems. Before joining CETH, he served as the Controller of PTI Technologies, where he initiated successful profit-improvement and cost-reduction programs; introduced a rigorous, profit-driven review procedure for company proposals; managed annual external audits; and helped relocate an offshore manufacturing operation.

Miriam Yin-Wolverton, Controller, received her degree from the University of Southern California. She is a Certified Public Accountant and financial professional with experience in public accounting and industry. As a CPA, she has extensive experience preparing financial statements and designing and maintaining effective internal accounting controls.

Chuck Martin, Vice President and General Manager of Bott Equipment and Gulfgate Equipment, has worked at every level in the pump business from the ground up. With over 19 years of experience in the domestic and international pump and equipment industry, Mr. Martin leads these engineered equipment sales and services companies. Previously, he was a regional manager for Roper Pumps and Southwestern Regional Manager at Netzsch Pumps. He has led high-quality service and sales businesses, plant commissioning, distribution and manufacturer sales, and has had full P&L responsibilities as an entrepreneur in a successful start-up pump parts company.

Steven Newsom, Board Member, received his undergraduate degree in Maritime Systems Engineering (Mechanical Engineering) from Texas A&M University, a Master’s of Business Administration from the University of Houston at Clear Lake, and a Juris Doctorate from the University of Houston. Mr. Newsom has been an attorney in Houston, Texas since 1997. His practice consists of general civil practice and real estate transactions. He is also a licensed patent attorney.

John Fitzgerald, Board Member, received his undergraduate degree in Industrial Management from the California State University of Sacramento and a Master’s of Business Administration with an emphasis in Finance and Transportation from Cornell University. Since 2002, Mr. Fitzgerald has been the Managing Director of a full service investment bank and securities firm serving a broad spectrum of investors and issuers.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
7

(LEADERSHIP CONT'D)

Richardson & Patel, general counsel. With extensive experience representing emerging companies and a dedication to understanding the emerging alternative energy market, R&P provide CETH with highly coordinated legal and business advice. The firm serves a diverse base of clients focusing on corporate and securities law, mergers and acquisitions, corporate finance and business, securities and employment litigation. R&P offices are located in New York and Los Angeles.

Kabani & Company, external auditor, is a public accounting and consulting firm based in Los Angeles. The company performs audits and reviews of CETH and HEO financial statements in compliance with SEC requirements. Hamid Kabani, president, is a Certified Public Accountant in the United States as well as a Chartered Accountant in Canada with over 24 years of audit and accounting experience.

COMPETITIVE ADVANTAGES

We believe that CETH possesses certain competitive advantages over other alternative energy companies:

▪	In-depth knowledge of both the conventional and alternative energy industries.

▪	Strong history of successfully marketing to the refining and marketing (R&M) segments of the oil industry.

▪	Already integrated within the energy industry as trusted provider of engineered systems, products and services to energy industry customers. History serving the industry dates back to 1952.

▪	Regional distribution agreements with high quality pump and equipment manufacturers in the number one region for energy equipment in the world.

▪
Positioned to be “first to market” with its ethanol refinery to use proven (non-developmental) catalytic process technology to synthetically convert woodwaste into ethanol. Synthetic processes, similar to those already commercially used in oil refineries, have the capacity to convert a much broader range of organic molecules, with a much larger production volume, than common fermentation methods of making ethanol.

▪	Extensive oil & petrochemical engineering leadership experience in the process engineering for the oil & petrochemical industries, which have a broad scope of alcohol production processes.

▪	Knowledge that woodwaste-to-ethanol can be profitable without the need for by-product sales or tax incentives.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
8

(COMPETITIVE ADVANTAGES CONT’D)

▪
Strong political relationships with Canadian Government officials for its keystone bio-energy refinery located near the most plentiful supply of woodwaste in the world. Federal and Provincial government representatives describe CETH’s ethanol refinery development as the “highest and best use” of forest resources for the country and are providing “fast-track” permitting.

▪
Targets the market in Ontario, Canada where demand for ethanol is strong: ethanol demand is growing much faster than in the US; fewer competitors make ethanol; there is currently a shortage of ethanol production; and a Kyoto Protocol signatory obligation mandates the reduction of greenhouse gas emissions nearly 35% by the year 2012.

▪	Developing its project in Ontario, where tax incentives for ethanol use are high and where Federal and Provincial mandates for the use of ethanol in motor fuel are escalating.

▪
Targets multiple eco-benefits because its use of woodwaste feedstock would: (1) convert biomass wastes - a source of water and air pollution - into biorenewable alternative fuel; (2) reduce greenhouse gas emissions; (3) reduce exhaust emissions; and (4) displace fossil fuel consumption.

▪
Contribution to North American and U.S. national security. Canada is one of the United States’ top crude oil suppliers. A barrel of crude oil saved anywhere in North America contributes to U.S. national security.

OUR ANALYSIS OF THE ALTERNATIVE ENERGY MARKET

The energy industry is under pressure. Political mandates, public sentiment and declining crude oil reserves have combined to create an unprecedented demand for energy independence and environmental improvement. Clearly, most major oil companies now want to progress from using only crude oil and other fossil fuels as their raw materials and to reduce their environmental “footprint.” Fortunately, advancements are creating a unique opportunity for simultaneous progress in alternative energy economics and environmental conservation.

The demand for alternative fuels will continue to grow as the world’s proven reserves of crude oil continue to decline. Worldwide annual discoveries of crude oil peaked in 1960 and have been declining ever since. The balance between annual new crude oil discoveries and annual crude oil production has been unfavorable since 1983, particularly now that the Chinese and Indian economies are expanding and seeking oil resources.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
9

(ALTERNATIVE ENERGY MARKET ANALYSIS CONT’D)

Fuel-grade ethanol/alcohol - made in many countries including the U.S., Brazil, South Africa and Canada - is the world’s most widely used alternative liquid fuel. Hydrogen and compressed natural gas, two other potential alternatives to fossil fuel derived transportation fuels, both require huge infrastructure investments before they can be widely economically viable. Whereas worldwide demand for ethanol - a virtual ‘plug and play’ substitute - is now growing at over 25% per year, and current demand is more than double production capacity.

Biorenewable feedstocks to make ethanol are distributed resources. Unlike oil reservoirs, bio-renewables are spread out over the surface of the earth. Consequently, the most economical place to use them is near where they are produced. In the ideal alternative energy market, ethanol is made from the locally available biorenewable resources and used locally. This minimizes the cost and ecological impact of gathering and transporting distributed feedstock.

The most important long-term challenge facing North American ethanol producers is economic. Fermentation based ethanol production costs remain high and are rising. This is primarily due to the current high cost of food-crop feedstocks, like corn. Inevitably, major ethanol producers (e.g. ADM) are subject to the long-term commodity risk of corn. These producers have multi-million dollar investments in corn futures contracts. The more corn they use to make ethanol, the higher the price of corn. At present, with corn near $4.25 per bushel or $170 per metric ton, the cost of fermenting corn to make ethanol is over $1.90 per gallon. The cost of the corn alone is almost 90% of the overall cost of the ethanol produced.

Conversion of a non-food crop raw material into ethanol holds economically superior prospects. The overabundance and low cost of woodwaste feedstock in Canada are enduring economic advantages to woodwaste-to-ethanol production. The cost of woodwaste raw material for conversion into ethanol would be approximately $7.80/ metric ton of woodwaste, meaning as little as only 12% of the total ethanol cost could be the cost of the woodwaste. Woodwaste has few economic uses to compete with ethanol production. Consequently, converting woodwaste into ethanol should have no bearing on the price or availability of woodwaste.

As corn prices rise, particularly if crude oil prices remain steady, ethanol will become a buyer’s market. The producers that have the lowest costs and the best capability to market products to the refining and marketing (R&M) parts of the oil industry will thrive. Marketing to these parts of the oil industry is one of CETH’s historic strengths.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
10

(ALTERNATIVE ENERGY MARKET ANALYSIS CONT’D)

The long term viability of the biorenewable fuel market will depend on the emerging ethanol industry’s success in converting low-cost, overabundant raw materials like woodwaste which can provide the energy industry with high volume, low cost sources of high-octane, clean-burning liquid transportation fuels. This boils down to supplying the energy industry with cost-effective means of producing cleaner-burning fuels.

Statements in this business summary about future expectations, plans and prospects for CETH, including statements containing the words "expects," "will," “prospects,” and similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. We may not achieve the plans, intentions or expectations disclosed in our forward-looking statements and investors should not place undue reliance on our forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various factors, including: market acceptance of our products and other market factors, competition, protection of our intellectual property, and other factors discussed in Risk Factors in our most recent Annual Report on Form 10-QSB filed with the SEC. Investors are advised to read CETH’s Annual Report on Form 10-KSB, quarterly reports on Form 10-QSB and current reports on Form 8-K filed after our most recent annual or quarterly report. The forward-looking statements included in this press release represent our current views and we specifically disclaim any obligation to update these forward-looking statements in the future.

CONVERGENCE ETHANOL BUSINESS SUMMARY - 2007
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DETACH HERE

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONVERGENCE ETHANOL, INC.

ANNUAL MEETING OF STOCKHOLDERS

______________, 2007

The undersigned stockholder of CONVERGENCE ETHANOL, INC., a Nevada corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 15, 2007, and hereby appoints James A. Latty proxy and attorney-in-fact with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Convergence Ethanol, Inc. to be held on at 7:30 a.m., local time, at the offices of Convergence Ethanol, Inc., located at 5701 Lindero Canyon Road, Suite 2-100, Westlake Village, California and at any adjournment or adjournments thereof, and to vote all shares of capital stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE  [SEE REVERSE SIDE]

[BACK OF PROXY]

DETACH HERE

[X]    Please mark votes as in this example

1.      TO ELECT ONE DIRECTOR.

Nominees: STEVEN NEWSOM

☐ FOR MR. NEWSOM	☐ WITHHELD FROM MR. NEWSOM

2. PROPOSAL TO RATIFY THE SELECTION OF KABANI & COMPANY, INC. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING SEPTEMBER 30, 2007.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

As to any other matters that may properly come before the meeting or any adjournments thereof, the proxy holders are authorized to vote in accordance with their best judgment.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             [   ]

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING    [   ]

(This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)

Signature:_____________________________________________________________________ Date:__________________

Signature:_____________________________________________________________________ Date:__________________

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF MR. NEWSOM TO THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF THE APPOINTMENT OF KABANI & COMPANY, INC. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING SEPTEMBER 30, 2007, AND AS THE PROXY HOLDERS DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.